UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2006

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2006, Cyberonics, Inc. (the "Company") entered into a Credit Agreement (the "Credit Agreement") with Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. (the "Administrative Agent") and the lenders who are party thereto (the "Lenders"). The Credit Agreement provides for a three-year revolving line of credit in an amount up to $40 million, against which the Company has drawn the minimum $5 million for which it is required to pay interest. The Credit Agreement requires the Company, among other covenants, (a) to comply with applicable laws, including securities laws that require the filing of its annual report on Form 10-K and quarterly financial reports on Form 10-Q, and (b) to maintain compliance with all applicable listing criteria for the principal stock market on which the Company’s common stock is listed.

As disclosed elsewhere in this Form 8-K, the Company has determined that it will not timely file its Annual Report on Form 10-K for the year ended April 28, 2006 (the "2006 Annual Report"). The Company has entered into a Consent and Amendment Agreement with the Administrative Agent and Lenders which provides that certain events will not constitute a default under the Credit Agreement prior to October 31, 2006. Such events include, among other events, (a) the Company’s failure to timely file with the Securities and Exchange Commission ("SEC") its 2006 Annual Report and its quarterly report on Form 10-Q for the quarter ended July 28, 2006; and (b) the Company’s failure to maintain compliance with the NASDAQ Global Market ("NASDAQ") listing standards because of its failure to file such SEC reports.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 26, 2006 the Company notified NASDAQ that the Company will not timely file its 2006 Annual Report. NASDAQ informed the Company that it can expect to receive a Staff Determination Letter from NASDAQ indicating that the delay in filing the 2006 Annual Report could serve as a basis for delisting the Company's common stock from NASDAQ under NASDAQ Marketplace Rule 4310(c)(14). Upon receiving such a letter, the Company has the right and intends to request a hearing before the NASDAQ Listing Qualifications Panel at which the Company will present its plan to regain compliance with NASDAQ’s listing requirements. A request for a hearing will stay the delisting action pending the issuance of a written decision by the Listing Qualifications Panel following the hearing. As noted below, the Company is working diligently to file its 2006 Annual Report as expeditiously as possible.

Item 7.01 Regulation FD Disclosure.

On July 13, 2006, the Company filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission disclosing its inability to file timely its 2006 Annual Report without unreasonable effort or expense. Pursuant to that filing, the deadline for the Company to file its 2006 Annual Report was extended to July 27, 2006. The Company is unable to file its 2006 Annual Report with the SEC by July 27, 2006 because it requires additional time to complete its previously announced internal review being conducted by the Audit Committee of the Company’s Board of Directors regarding option grants and to resolve any disclosure and accounting issues that may arise from the results of the review. The Audit Committee is working diligently to complete its internal review, and the Company intends to file its 2006 Annual Report as expeditiously as possible.

Item 8.01 Other Events.

On July 24, 2006, the Company was notified that an individual claiming to be a shareholder of the Company has filed a derivative lawsuit in the United States District Court for the Southern District of Texas, Houston Division, purportedly on behalf of the Company, against the members of the Company’s Board of Directors, as well as several officers of the Company. The complaint, styled Gerrity v. Cummins, which was filed on July 20, 2006, alleges, among other things, purported improprieties in the Company’s issuance of stock options and the accounting related to such issuances. The Company is reviewing the allegations in the complaint and will respond appropriately.

The Company does not intend to file further current reports on Form 8-K describing additional lawsuits, if any, which are based on allegations substantially similar to those contained in the complaint described herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 - Consent and Amendment Agreement dated July 27, 2006.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the use of forward-looking terminology, including "may," "believe," "will," "expect," "anticipate," "estimate," "plan," "intend," and "forecast," or other similar words. Statements contained in this press release are based upon information presently available to us and assumptions that we believe to be reasonable. We are not assuming any duty to update this information should those facts change or should we no longer believe the assumptions to be reasonable. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning the completion of the Audit Committee’s internal review and the expeditious filing of the 2006 Annual Report. Our actual decisions, performance, and results may differ materially. Important factors that may cause actual results to differ include, but are not limited to: continued market acceptance of VNS Therapy and sales of our product; the development and satisfactory completion of clinical trials and/or market test and/or regulatory approval of VNS Therapy for the treatment of Alzheimer's disease, anxiety, or other indications; adverse changes in coverage or reimbursement amounts by third-parties; intellectual property protection and potential infringement claims; maintaining compliance with government regulations and obtaining necessary government approvals for new applications; product liability claims and potential litigation; reliance on single suppliers and manufacturers for certain components; the accuracy of management's estimates of future expenses and sales; the time needed to complete the Audit Committee’s review of stock option grants, procedures, and practices; the need to request a hearing before the NASDAQ Listing Qualifications Panel to seek an extension of time to file the 2006 Annual Report to avoid possible delisting of the Company's stock from NASDAQ for failure to file timely periodic reports with the SEC; uncertainties associated with any hearing or appeal concerning any possible delisting by NASDAQ; the results of the inquiries by the SEC and by the Office of the United States Attorney for the Southern District of New York into the Company’s stock option granting practices and procedures and the Audit Committee’s review; the impact of any restatement of the Company's financial statements or other actions that might be taken or required as a result of such inquiries or review; the potential identification of new material weaknesses in the Company’s internal controls over financial reporting; risks and costs associated with such inquiries or review and any litigation relating thereto or to the Company's stock option grants, procedures, and practices and other risks detailed from time to time in the Company's filings with the SEC. For a detailed discussion of many of these and other cautionary statements, please refer to the Company’s most recent filings with the SEC, including its Form 10-K for the fiscal year ended April 29, 2005.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

July 27, 2006	By:	/s/ David S. Wise

Name: David S. Wise
Title: Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Consent and Amendment Agreement dated July 27, 2006